EXHIBIT 99.1
Contacts:

Media	Investors
Brad Bishop	Sean F. O’Hara	James T. Crines
574-372-4291	574-371-8032	574-372-4264
bradley.bishop@zimmer.com	sean.f.ohara@zimmer.com	james.crines@zimmer.com
Zimmer Reports Fourth Quarter and 2007 Financial Results
Fourth Quarter Highlights
•	Net Sales of $1.07 billion represents an increase of 15% reported (10% constant currency)

•	Worldwide Reconstructive Sales increased 15% reported (10% constant currency)

•	Diluted EPS were $1.12 reported, an increase of 10% over the prior year period, and $1.18 adjusted, an increase of 16% over the prior year period
(WARSAW, IN) January 29, 2008 — Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the fourth quarter and year ended December 31, 2007. For the fourth quarter, the Company announced net sales of $1.07 billion, an increase over the prior year period of 15% reported and 10% constant currency. Diluted earnings per share for the quarter were $1.12 reported, an increase of 10%, and were $1.18 adjusted, an increase of 16%. Full year net sales were $3.9 billion, and diluted earnings per share were $3.26 reported and $4.05 adjusted, an increase of 18% adjusted over the prior year.
“We are pleased with our overall results for the fourth quarter, especially the strength of our sales across our geographic segments,” said David Dvorak, Zimmer Holdings President and CEO. “Our business units around the world responded to strong underlying growth in procedures during the quarter.”
During the quarter, the Company announced FDA approval of the Zimmer® NexGen® LPS-Flex Mobile Knee, only the second mobile bearing knee system to be approved for sale in the United States. The Company says that it has begun limited release of the LPS-Flex Mobile Knee and expects general availability in the U.S. in mid-2008. In addition, the Company completed its acquisition of ORTHOsoft Inc., a leader in computer surgical navigation in orthopaedics.
In the fourth quarter, the Company purchased 1.62 million common shares for a total of $116 million under its stock repurchase program, leaving authority to make up to $621.1 million in additional purchases through December 31, 2008. For the full year 2007, the Company purchased 7.2 million shares for a total of $576.3 million.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and full year on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED DECEMBER 31, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$594	11%	10%
Europe	329	23	11
Asia Pacific	150	16	9

Total	1,073	15	10

Product Categories Reconstructive
Americas	481	11	10
Europe	296	23	11
Asia Pacific	122	16	9

Total	899	15	10

Knees
Americas	265	10	10
Europe	124	22	10
Asia Pacific	56	22	13

Total	445	15	10

Hips
Americas	165	10	9
Europe	138	16	5
Asia Pacific	56	11	4

Total	359	12	7

Extremities	30	34	30

Dental	65	30	24

Trauma	56	10	6

Spine	55	20	18

OSP and other	63	10	7

NET SALES — TWELVE MONTHS ENDED DECEMBER 31, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$2,277	10%	9%
Europe	1,081	16	7
Asia Pacific	540	11	8

Total	3,898	12	9

Product Categories Reconstructive
Americas	1,854	10	10
Europe	971	16	7
Asia Pacific	436	12	8

Total	3,261	12	9

Knees
Americas	1,032	10	9
Europe	408	16	7
Asia Pacific	197	18	13

Total	1,637	12	9

Hips
Americas	630	9	8
Europe	468	12	4
Asia Pacific	201	5	3

Total	1,299	9	6

Extremities	104	34	31

Dental	221	23	20

Trauma	206	6	3

Spine	197	11	10

OSP and other	234	8	6

Net earnings for the fourth quarter were $264 million on a reported basis and $276 million on an adjusted basis, an increase of 13% adjusted over the prior year period. Net earnings for the full year 2007 were $773 million on a reported basis and $962 million on an adjusted basis, an increase of 14% adjusted over the prior year.
Guidance
Full year 2008 net sales are expected to be approximately 10 to 11% over 2007, including an approximate favorable foreign currency impact of 2%. Adjusted diluted earnings per share for the full year 2008 are expected to be $4.20 to $4.25, reflecting an increase of approximately 4 to 5% over prior year. The guidance reflects the expected costs for a number of ongoing infrastructure and operating initiatives, including upgrades to the Company’s U.S. sales and distribution capabilities, such as inventory tracking and instrumentation; enhancements to information technology and quality systems; increased investments in sales force and other marketing programs in the Spine, Dental and Trauma business units; and start-up costs for an expansion of worldwide manufacturing and distribution operations.
“We believe that investing today in the infrastructure needed to serve the health care market of the future will generate attractive returns in the years to come,” said Dvorak.
Conference Call
The Company will conduct its year-end 2007 investor conference call today, January 29, 2008, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 815-6162. International callers should dial (706) 634-9502. A digital recording will be available two hours after the completion of the conference call from January 29, 2008 to February 12, 2008. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 30298922. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is a worldwide leader in designing, developing, manufacturing and marketing orthopaedic reconstructive, spinal and trauma devices, dental implants, and related orthopaedic surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2007 sales were approximately $3.9 billion. The Company is supported by the efforts of more than 7,500 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude expenses incurred in connection with the third quarter 2007 settlement with the U.S. Department of Justice and acquisition, integration and other expenses. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate acquired businesses, our compliance with the Deferred Prosecution Agreement through March 2009 and the Corporate Integrity Agreement through 2012, the impact of our enhanced healthcare compliance global initiatives and business practices on our relationships with customers and consultants, our market share and our overall financial performance, the outcome of the Department of Justice Antitrust Division investigation announced in June 2006, the outcome of the informal investigation by the U.S. Securities and Exchange Commission into Foreign Corrupt Practices Act matters announced in October 2007, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 and 2006
(in millions, except per share amounts, unaudited)

	2007	2006	% Inc/(Dec)
Net Sales	$1,073.5	$933.6	15%
Cost of products sold	253.9	207.5	22

Gross Profit	819.6	726.1	13

Research and development	50.8	45.6	11
Selling, general and administrative	401.2	345.6	16
Acquisition, integration and other expense	15.7	(3.4)	576

Operating expenses	467.7	387.8	21

Operating Profit	351.9	338.3	4
Interest income, net	1.1	1.5	(31)

Earnings before income taxes and minority interest	353.0	339.8	4
Provision for income taxes	89.0	95.0	(6)
Minority interest	(0.2)	(0.1)	(104)

Net Earnings	$263.8	$244.7	8

Earnings Per Common Share
Basic	$1.13	$1.03	10
Diluted	$1.12	$1.02	10

Weighted Average Common Shares Outstanding
Basic	233.3	238.5
Diluted	234.8	241.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 and 2006
(in millions, except per share amounts)

	2007	2006	% Inc/(Dec)
	(unaudited)
Net Sales	$3,897.5	$3,495.4	12%
Cost of products sold	875.9	780.1	12

Gross Profit	3,021.6	2,715.3	11

Research and development	209.6	188.3	11
Selling, general and administrative	1,489.7	1,355.7	10
Settlement	169.5	—	100
Acquisition, integration and other expense	25.2	6.1	312

Operating expenses	1,894.0	1,550.1	22

Operating Profit	1,127.6	1,165.2	(3)
Interest income, net	4.0	3.8	5

Earnings before income taxes and minority interest	1,131.6	1,169.0	(3)
Provision for income taxes	357.9	334.0	7
Minority interest	(0.5)	(0.5)	(17)

Net Earnings	$773.2	$834.5	(7)

Earnings Per Common Share
Basic	$3.28	$3.43	(4)
Diluted	$3.26	$3.40	(4)

Weighted Average Common Shares Outstanding
Basic	235.5	243.0
Diluted	237.5	245.4

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	December 31,	December 31,
	2007	2006
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$463.9	$265.7
Restricted cash	2.5	2.4
Receivables, net	674.3	625.5
Inventories, net	727.8	638.3
Other current assets	214.2	214.3

Total current assets	2,082.7	1,746.2

Property, plant and equipment, net	971.9	807.1
Goodwill	2,621.4	2,515.6
Intangible assets, net	743.8	712.6
Other assets	213.9	192.9

Total Assets	$6,633.7	$5,974.4

Liabilities and Shareholders’ Equity

Current liabilities	$748.6	$628.2
Other long-term liabilities	328.4	323.4
Long-term debt	104.3	99.6
Minority interest	2.8	2.7
Shareholders’ equity	5,449.6	4,920.5

Total Liabilities and Shareholders’ Equity	$6,633.7	$5,974.4

Note: Reflects the adoption of Financial Accounting Standards Board Interpretation No. 48 as of January 1, 2007.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 and 2006
(in millions)

	2007	2006
	(unaudited)
Cash flows provided by (used in) operating activities
Net earnings	$773.2	$834.5
Depreciation and amortization	230.0	197.4
Share-based compensation	70.1	76.0
Income tax benefits from stock option exercises	30.1	11.6
Excess income tax benefits from stock option exercises	(27.0)	(8.0)
Changes in operating assets and liabilities
Income taxes	70.0	68.7
Receivables	(12.5)	(76.9)
Inventories	(57.5)	(39.2)
Accounts payable and accrued expenses	59.0	(29.9)
Other assets and liabilities	(64.6)	6.5

Net cash provided by operating activities	1,070.8	1,040.7

Cash flows provided by (used in) investing activities
Additions to instruments	(138.5)	(126.2)
Additions to other property, plant and equipment	(192.7)	(142.1)
Proceeds from sale of property, plant and equipment	—	16.2
Acquisitions, net of acquired cash	(160.3)	(34.9)

Net cash used in investing activities	(491.5)	(287.0)

Cash flows provided by (used in) financing activities
Proceeds from employee stock compensation plans	163.4	41.3
Excess income tax benefits from stock option exercises	27.0	8.0
Repurchase of common stock	(576.3)	(798.8)
Net proceeds on lines of credit	—	18.8

Net cash used in financing activities	(385.9)	(730.7)

Effect of exchange rates on cash and equivalents	4.8	9.5

Increase in cash and equivalents	198.2	32.5
Cash and equivalents, beginning of period	265.7	233.2

Cash and equivalents, end of period	$463.9	$265.7

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2007 and 2006
(in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
	(unaudited)	(unaudited)		(unaudited)
Americas	$594.1	$537.2	11%	$2,277.0	$2,076.5	10%
Europe	329.0	267.1	23	1,081.0	931.1	16
Asia Pacific	150.4	129.3	16	539.5	487.8	11

Total	$1,073.5	$933.6	15	$3,897.5	$3,495.4	12

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2007 and 2006
(in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
	(unaudited)	(unaudited)		(unaudited)
Reconstructive	$899.0	$779.8	15%	$3,260.8	$2,906.0	12%
Trauma	55.8	50.5	10	205.8	194.7	6
Spine	55.5	46.1	20	197.0	177.4	11
OSP and other	63.2	57.2	10	233.9	217.3	8

Total	$1,073.5	$933.6	15	$3,897.5	$3,495.4	12

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	December 31, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	11%	1%	10%
Europe	23	12	11
Asia Pacific	16	7	9
Total	15	5	10

Product Categories Reconstructive
Americas	11	1	10
Europe	23	12	11
Asia Pacific	16	7	9
Total	15	5	10

Knees
Americas	10	0	10
Europe	22	12	10
Asia Pacific	22	9	13
Total	15	5	10

Hips
Americas	10	1	9
Europe	16	11	5
Asia Pacific	11	7	4
Total	12	5	7

Extremities	34	4	30

Dental	30	6	24

Trauma	10	4	6

Spine	20	2	18

OSP and other	10	3	7

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Twelve Months Ended
	December 31, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	10%	1%	9%
Europe	16	9	7
Asia Pacific	11	3	8
Total	12	3	9

Product Categories Reconstructive
Americas	10	0	10
Europe	16	9	7
Asia Pacific	12	4	8
Total	12	3	9

Knees
Americas	10	1	9
Europe	16	9	7
Asia Pacific	18	5	13
Total	12	3	9

Hips
Americas	9	1	8
Europe	12	8	4
Asia Pacific	5	2	3
Total	9	3	6

Extremities	34	3	31

Dental	23	3	20

Trauma	6	3	3

Spine	11	1	10

OSP and other	8	2	6

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended December 31, 2007 and 2006
(in millions, unaudited)

	Three Months
	Ended December 31,
	2007	2006
Net Earnings	$263.8	$244.7
Acquisition, integration and other	15.7	(3.4)
Inventory step-up	0.3	—
Taxes on acquisition, integration and other and inventory step-up	(3.7)	4.1

Adjusted Net Earnings	$276.1	$245.4

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Twelve Months Ended December 31, 2007 and 2006
(in millions, unaudited)

	Twelve Months
	Ended December 31,
	2007	2006
Net Earnings	$773.2	$834.5
Settlement	169.5	—
Acquisition, integration and other	25.2	6.1
Inventory step-up	0.5	—
Taxes on settlement, acquisition, integration and other and inventory step-up	(6.8)	2.5

Adjusted Net Earnings	$961.6	$843.1

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended December 31, 2007 and 2006
(unaudited)

	Three Months
	Ended December 31,
	2007	2006
Diluted EPS	$1.12	$1.02
Acquisition, integration and other	0.07	(0.01)
Taxes on acquisition, integration and other	(0.01)	0.01

Adjusted Diluted EPS	$1.18	$1.02

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Twelve Months Ended December 31, 2007 and 2006
(unaudited)

	Twelve Months
	Ended December 31,
	2007	2006
Diluted EPS	$3.26	$3.40
Settlement	0.71	—
Acquisition, integration and other	0.11	0.03
Taxes on settlement, acquisition, integration and other	(0.03)	0.01

Adjusted Diluted EPS	$4.05	$3.44

Reconciliation of 2008 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

	Low	High
Projected Twelve Months Ended December 31, 2008:
Diluted EPS	$4.12	$4.17
Acquisition, integration and other, net of tax	0.08	0.08

Adjusted Diluted EPS	$4.20	$4.25